Exhibit 99.1

Gold.com Announces CFO & Auditor Transitions

Jill Van, EVP & Controller, to succeed Cary Dickson following his planned retirement

KPMG appointed as Auditor

Costa Mesa, CA – September 18, 2026 – Gold.com, Inc. (NYSE: GOLD), (“Gold.com” or the “Company”), a fully integrated alternative assets platform that offers an extensive range of precious metals, numismatic coins, and collectibles to consumers, collectors, and institutional clients worldwide, today announced that its Board of Directors has appointed Jill Van as Chief Financial Officer, effective September 18, 2026. She succeeds Cary Dickson, who has informed the Company of his decision to retire on the same date. Mr. Dickson will serve as a Consultant to the Company for the 12 month period immediately following his retirement. The Company also announced that the Audit Committee of the Board of Directors has approved the appointment of KPMG LLP (“KPMG”) as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2027, succeeding Grant Thornton LLP.

Appointment of Jill Van as Chief Financial Officer

Ms. Van currently serves as Executive Vice President and Controller and will transition to the Chief Financial Officer role on September 18, 2026, succeeding Cary Dickson following his planned retirement. She joined the Company in June 2025 and has more than 25 years of accounting, audit, and financial leadership experience. Ms. Van is a Certified Public Accountant and spent more than two decades in public accounting, including Audit Partner roles at RSM US LLP and Grant Thornton LLP, where she led SEC reporting engagements, audits, and complex transactions across diverse range of clients. She also served as Interim CFO at Hardesty LLC and was CFO at Shew Enterprises.

"With Cary transitioning into retirement, Jill is exactly the right person to step into the CFO role," said Greg Roberts, Chief Executive Officer of Gold.com. "She has already been a driving force behind our finance organization, and her decades of experience give her the technical depth to oversee our financial reporting and controls as a public company. On behalf of the Board and the entire Gold.com team, I also want to thank Cary for his many contributions over more than a decade of service, and we wish him well in his retirement."

"It has been an honor to serve as Gold.com's Chief Financial Officer on two separate occasions over the past 11 years, and to help lead the Company through its significant transformation and global expansion," said Cary Dickson. "I've worked closely with Jill and know firsthand the commitment and judgment she brings to the finance organization. I’m confident she is ideally suited to be Gold.com’s next CFO."

"I am grateful to Cary for his mentorship and to the Board for this opportunity," said Jill Van. "Having spent the past year immersed in our financial reporting and operations as Controller, I am looking forward to building on that foundation of strong financial discipline to support our strategic priorities around growth, capital efficiency and operational excellence.”

Appointment of KPMG LLP as Independent Auditor

As Gold.com’s business continues to evolve on a global scale, the Audit Committee of the Board of Directors conducted a review process to determine the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027. The Audit Committee has approved the appointment of KPMG to serve as Gold.com's independent registered public accounting firm, effective September 14, 2026. KPMG succeeds Grant Thornton LLP, whom the Company thanks for its service. Additional information is available in the Current Report on Form 8-K to be filed with the Securities and Exchange Commission.

About Gold.com, Inc.

Gold.com builds on gold’s storied history and heritage to define the future of alternative asset management. Founded in 1965, Gold.com offers comprehensive solutions for all aspects of the precious metals (gold, silver, platinum, and palladium) and collectibles (including rare coins and currency) value chains. Its vertically integrated platform combines market expertise with state-of-the-art logistics, financing, and minting capabilities to serve customers, collectors, and institutional clients globally.

Gold.com’s direct-to-consumer marketplace, anchored by flagship brands JMBullion.com, Stack’s Bowers Galleries, GovMint.com, Monex Precious Metals, and Goldline, has served millions of customers. The Company’s trading and wholesale sales platform, which operates as A-Mark Precious Metals, maintains distribution and finance focused relationships with a network of sovereign and private mints and has been an “authorized purchaser” of the United States Mint since 1986. This platform is supported by the Company’s minting and refining operations which include Sunshine Minting and Silver Towne Mint, whose facilities can collectively produce in excess of three million ounces of finished precious metals products per week. Gold.com’s Collateral Finance Corporation secured lending subsidiary, CFCGoldLoans.com, extends bullion, numismatic, and graded sports card loans, while A-Mark Global Logistics supports the Company’s operations with airport-adjacent distribution centers and IRA-approved storage depositories.

Gold.com is headquartered in Costa Mesa, California, and operates across the United States, Canada, the United Kingdom, Europe, Hong Kong, and Singapore. Learn more at www.gold.com.

Gold.com periodically provides information for investors on its corporate website, www.gold.com and its investor relations website, ir.gold.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and investor presentations.

Important Cautions Regarding Forward-Looking Statements

Statements in this press release that relate to future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. These include statements regarding expectations with respect to growth, increasing market share and the delivery of long-term value. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results or circumstances to differ materially from those expressed or implied in these statements. Factors that could cause actual results to differ include the following: The failure to execute the Company’s growth strategy, including the inability to identify suitable or available acquisition or investment opportunities; greater than anticipated costs incurred to execute this strategy; our inability to execute on our cost containment and expense reduction programs; government regulations that might impede growth, particularly in Asia, including with respect to tariff policy; the inability to successfully integrate our recently acquired businesses; changes in the current international political climate, which historically has favorably contributed to demand and volatility in the precious metals markets but also has posed certain risks and uncertainties for the Company; increased competition for the Company’s higher margin services, which could depress pricing; the failure of the Company’s business model to respond to changes in the market environment as anticipated; changes in consumer demand and preferences for precious metal products generally; potential negative effects that inflationary pressure may have on our business; the failure of our investee companies to maintain, or address the preferences of, their customer bases; general risks of doing business in the commodity markets; and the strategic, business, economic, financial, political and governmental risks and other Risk Factors described in in the Company’s public filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Company Contact:

Steve Reiner, Executive Vice President, Capital Markets & Investor Relations

Gold.com, Inc.

1-310-587-1410

sreiner@gold.com

Investor Relations Contact:

Reed Anderson, ICR

646-277-1260

reed.anderson@icrinc.com

GOLD@icrinc.com